Press Release

Provisional Translation

September 30, 2019
Aflac Life Insurance Japan Ltd.

Final Report on Voluntary Review of Cancer Insurance Solicitation by Japan Post Company and Japan Post Insurance

Aflac Life Insurance Japan Ltd. (“Aflac Japan”; Representative Director and President: Masatoshi Koide) has in place "a framework to ensure robust internal controls for cancer insurance solicitation." In light of recent events that have been announced regarding Japan Post Insurance products, from the standpoint of making absolutely sure, we voluntarily reviewed cancer insurance solicitation by Japan Post Co., Ltd. (“JPC”; President & CEO: Kunio Yokoyama) and Japan Post Insurance Co., Ltd. (“JPI”; President & CEO: Mitsuhiko Uehira) to ensure effectiveness of the “framework to ensure robust internal controls for cancer insurance solicitation” by confirming whether the "framework to ensure robust internal controls for cancer insurance solicitation" is functioning and by checking for any “lapsed and reissued policies1 that may have put customers at a disadvantage in a manner not aligned with customer intent.”

Overview

(Results of voluntary review)
Aflac Japan confirmed, regarding the cancer insurance solicitation by JPC and JPI, the effectiveness of the “framework to ensure robust internal controls for cancer insurance solicitation,” which was established taking into account cancer insurance characteristics, by confirming functioning of the “framework to ensure robust internal controls for cancer insurance solicitation.” Aflac Japan also confirmed that by checking among the cancer insurance policies solicited by JPC and JPI with new contracts dated between April 1, 2014 to August 1, 2019 (1,220,334 policies; hereinafter “new policies reviewed”), the percentage of “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent” represents 0.006%. Nevertheless, that 0.006% of the new policies reviewed are “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent” shows that our “framework to ensure robust internal controls for cancer insurance solicitation” has points that should be improved. Aflac Japan takes this seriously and will leverage our PDCA cycle under the “framework to ensure robust internal controls for cancer insurance solicitation” to further improve operations going forward.

(Explanation)
There is a strong need for cancer insurance across all age groups. Cancer insurance is an easy to understand product for customers as it pays a lump sum to cover costs associated with cancer treatment. With the cancer treatment environment changing on an almost daily basis, continually offering customers the latest coverage is important from the standpoint of customer-centric business management.
Aflac Japan has in place a "framework to ensure robust internal controls for cancer insurance solicitation," based on a corporate culture dedicated to integrity and ethics, which comes from core values based on our founding philosophy of saving people from the economic hardships of cancer as well as our Corporate Philosophy.
Under this framework, Aflac Japan adopts a “Plan-Do-Check-Act (PDCA) cycle” for internal controls and works to ensure appropriate insurance solicitation. Specifically, given that there is always a risk that issues may arise, Aflac Japan monitors and identifies problems as soon as possible, takes corrective action, and implements measures to prevent recurrence.
In light of recent events that have been announced regarding JPI products, from the standpoint of making absolutely sure, we conducted a voluntary review of cancer insurance solicitation by JPC and JPI to ensure effectiveness of the “framework to ensure robust internal controls for cancer insurance solicitation” by confirming whether the "framework to ensure robust internal controls for cancer insurance solicitation" is functioning and by checking for any “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent” among the new policies reviewed.
The voluntary review results first confirmed the functioning of the “framework to ensure robust internal controls for cancer insurance solicitation” regarding the cancer insurance solicitation by JPC and JPI.

[1]
Lapse and reissue is to cancel an existing policy and enroll in the same type of new insurance policy for the purpose of updating coverage within a short period (timing of cancellation between 3 months prior and 6 months after enrollment in a new policy).

In addition, regarding cases of “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent,” the voluntary review identified 70 cases of lapsed and reissued policies for which coverage of the old and new policies were the same and not aligned with customer intent (representing 0.006% of the new policies reviewed). Further, 3 cases are planned for confirmation directly by visiting face to face with the customers from October. There were also 65 cases for which customer intent could not be confirmed.
Although the results represent 0.006% of the new policies reviewed, Aflac Japan takes it seriously that there are any “lapsed and reissued policy that may have put a customer at a disadvantage in a manner not aligned with customer intent.”
For cases identified in the voluntary review for which “lapse and reissued policies may have put customers at a disadvantage in a manner not aligned with customer intent,” Aflac Japan is taking good-faith measures to ensure our services are in line with customer intent, including potentially reinstating old policies.

The voluntary review results confirmed the functioning of the “framework to ensure robust internal controls for cancer insurance solicitation” by JPC and JPI and further confirmed that the percentage of “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent” represents 0.006% of the new policies reviewed. Accordingly, Aflac Japan understands that the voluntary review has confirmed the effectiveness of the “framework to ensure robust internal controls for cancer insurance solicitation” by JPC and JPI.

Nevertheless, regarding cancer insurance solicitation by JPC and JPI, that 0.006% of the new policies reviewed are “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent” shows that our “framework to ensure robust internal controls for cancer insurance solicitation” has points that should be improved. Aflac Japan takes this seriously and will leverage our PDCA cycle under the “framework to ensure robust internal controls for cancer insurance solicitation” to further improve operations going forward, including, as circumstances may warrant, providing guidance to and / or stringent sanctions against solicitation personnel and, for example, implementing a process to monitor and confirm with customers cases of lapsed and reissued policies for which the coverage of old and new policies are the same.

1.	Nature of cancer insurance and customer-centric business management
(1) Cancer insurance is an in-demand, easy-to-understand product
Cancer insurance is in strong demand among all age groups. The number of cancer patients is on the rise, such that currently one in two people is likely to be diagnosed with cancer at some point in their lives.2 There is a strong need for cancer insurance as protection to limit expenses or tapping into savings in case of an unforeseen cancer diagnosis, first and foremost among the senior citizen demographic, which has a high cancer rate, but also among the people of prime working age. For this reason, cancer insurance is specifically designed to directly meet demand for coverage against cancer, as opposed to savings-type products whose attractiveness is affected by interest rates.

Cancer insurance is easy to understand for customers as it pays a lump sum to cover costs associated with cancer treatment, unlike investment-type products which are subject to market risk.
(2) Changes in the cancer treatment environment and evolution of cancer insurance
The cancer treatment environment is changing on an almost daily basis. In recent years, it has become increasingly common to treat cancer with a combination of chemotherapy, radiation treatment, and other methods. And in a growing number of cases, advanced treatments are used that place less burden on the patient’s body. Against this backdrop, hospital stays are becoming shorter every year, with a correspondingly longer period of outpatient treatment.3

In line with such changes in the cancer treatment environment, Aflac Japan has evolved its cancer insurance to develop coverage including for outpatient treatment, chemotherapy, radiation treatment, and advanced treatments.

The product “Days 1 - Cancer Insurance for Daily Living” released in April 2018, was developed to address an increase in cancer cases among people of prime working age and the emergence of advanced but costly treatment technologies. It offers enhanced coverage compared to previous products, including a premium waiver rider and a rider to cover other costs that go beyond medical treatment.

[2]	“Latest Cancer Statistics,” Cancer Registration and Statistics, National Cancer Center Cancer Information Service.

[3]	“2014 Patient Survey,” Ministry of Health, Labour and Welfare.

Overview of Days 1 - Cancer Insurance for Daily Living
(3) The need for updated cancer coverage
Amid the changing cancer treatment environment and diversifying needs for cancer insurance among customers, it is necessary to offer customers the latest coverage.

Offering the latest coverage both to new customers who do not have a policy with us and existing customers who do is critical to ensure customer-centric business management and we believe that that is an important mission for Aflac.

2.	Framework to ensure robust internal controls for cancer insurance solicitation
(1) Framework to ensure internal controls based on three lines of defense
Aflac Japan has in place a framework to ensure robust internal controls for cancer insurance solicitation, based on a corporate culture dedicated to integrity and ethics, which comes from core values based on our founding philosophy of saving people from the economic hardships of cancer as well as our Corporate Philosophy and CSV management.4

In operating this framework to ensure robust internal controls for cancer insurance solicitation, Aflac Japan adopts the best practice of “three lines of defense” consisting of operational divisions, control divisions, and internal audit.

[4]	A management method in which a company creates shared value with society by fulfilling its social responsibilities to all stakeholders.

At each line of defense we implement the following:

1. 1st line of defense (operational divisions)

As the “first line of defense” (operational divisions), our solicitation and policy management practices seek to ensure customer-centric business operations.

A.	Product explanations using easy-to-understand solicitation materials
To propose the optimal coverage to customers, specialized pamphlets are used to explain the need for coverage based on the latest treatment conditions. In addition, items worthy of note, such as the waiting period for cancer insurance coverage and the possibility that a customer cannot purchase a policy depending on health condition, are explained to customers at the time of solicitation with documents (Policy Overview, Items to Explain to Customers).

B.	Training and guidance to appropriately propose the optimal coverage
Aflac Japan conducts training for solicitation personnel, using guidelines and manuals to ensure they can appropriately propose the optimal coverage to customers. In addition, we require that all agencies establish the solicitation management framework necessary to appropriately solicit insurance to customers and we confirm and provide guidance in agency inspections, etc.

As for training for JPC and JPI solicitation personnel, in addition to continuing training programs required industrywide, Aflac Japan directly provides training for JPC and JPI solicitation personnel on topics including product details, administrative knowledge, and the latest knowledge on cancer to ensure they can earn customer trust and recommend coverage in line with customer expectations.

C.	Reasonable sales targets and support framework for quality improvement
Aflac Japan has established reasonable sales targets with JPC and JPI based on customer need, with consideration given to the insurance market outlook, JPC and JPI solicitation capacity, and other factors.

In addition, we have developed a support framework in which we dispatch sales staff to every prefecture in Japan to support solicitation quality improvement.

2. 2nd line of defense (control divisions)

The “second line of defense” (control divisions) provides a check on the first line of defense (operational divisions) from an independent position.

A.	Compliance and risk management
Aflac Japan has established a compliance and risk management framework centered around the Compliance Committee5     and ERM (Enterprise Risk Management) Committee6 as well as the Compliance Management Department and Enterprise Risk Management Department, which monitor various management indicators regarding insurance solicitation to prevent compliance violations before they happen and prevent recurrence. We also maintain and analyze records of past administrative errors to identify the root causes and work to prevent recurrence.

B.	Management of “Customers’ Voices”[7]
Aflac Japan has also established a framework to appropriately manage “Customers’ Voices” to keep track of a broad range of Customers’ Voices and make efforts to improve operations and services. By identifying issues and making improvements based on complaints that arise in the first line of defense (operational divisions), we work to improve operations.

[5]	An internal committee established to promote an effective compliance framework.

[6]	An internal committee established to more efficiently and effectively promote risk management and manage company wide risks and the impacts thereof in an integrated manner.

[7]	Opinions, requests, complaints, etc. received from customers in the course of business.

C.	Monitoring of JPC and JPI cancer insurance solicitation
Aflac Japan, JPC, and JPI have established a JP Alliance Joint Compliance Subcommittee to monitor, check, and manage various indicators of solicitation status, etc. on a quarterly basis. We then work to make improvements based on the monitoring results, for example by conducting training sessions for JPC solicitation personnel using themes drawn from the results of the above-mentioned monitoring process, and giving individualized guidance to post offices and solicitation personnel.

3. 3rd line of defense (internal audit)

As the third line of defense (internal audit), Aflac Japan has in place a framework to monitor and assess the effectiveness of the first and second lines of defense (operational and control divisions) from an independent and objective position.

Specifically, the Internal Audit Department and Internal Audit Officer (who conduct internal audits) are under the direction of the Chief Internal Audit Officer, who is appointed by the Audit & Risk Committee at Aflac Incorporated - a U.S. listed holding company overseeing overall global group governance - and the Internal Audit Officer of the intermediate holding company Aflac Holdings. The Audit & Risk Committee is comprised only of independent, outside directors. This framework places them in a position independent from both the first and second lines of defense (operational and control divisions) as well as management and allows for implementation of objective internal audits and assessment of their effectiveness.
(2) Putting into practice the PDCA cycle under the “framework to ensure robust internal controls for cancer insurance solicitation”
Under our “framework to ensure robust internal controls for cancer insurance solicitation,” Aflac Japan adopts a “Plan-Do-Check-Act (PDCA) cycle” and works to ensure appropriate insurance solicitation. Specifically, given that there is always a risk that issues may arise, Aflac Japan monitors and identifies problems as soon as possible, takes corrective action, and implements measures to prevent recurrence, including stringent sanctions against solicitation personnel.

3.	Voluntary review - conducted from the standpoint of making absolutely sure in light of the situation announced regarding JPI products
(1) Voluntary review-Scope and Implementation Framework
From the standpoint of making absolutely sure in light of the situation announced regarding JPI products, Aflac Japan conducted a voluntary review to ensure the effectiveness of the “framework to ensure robust internal controls for cancer insurance solicitation” by confirming whether the “framework to ensure robust internal controls for cancer insurance solicitation” is functioning regarding the cancer insurance solicitation by JPC and JPI, and by checking for any “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent.”

Specifically, the voluntary review first confirmed the status of implementation of the solicitation management framework, policy management framework, framework to appropriately manage “Customers’ Voices,” compliance and risk management framework, and internal audit framework regarding cancer insurance solicitation by JPC and JPI to confirm functioning of the “framework to ensure robust internal controls for cancer insurance solicitation.”

In addition, Aflac Japan confirmed by checking for any “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent” for cancer insurance policies solicited by JPC and JPI with new contracts dated between April 1, 2014 to August 1, 2019 (new policies reviewed). We confirmed customer intent directly by having employees contact the customer by phone or in-person visit for lapsed and reissued policies where it is possible that customers may have been disadvantaged, for example, where lapsed and reissued policies for which the coverage of old and new policies were the same.

The two voluntary reviews were conducted under the framework to ensure internal controls by leveraging the three lines of defense functions of operational divisions, control divisions, and internal audit. The voluntary review scope and implementation framework based on the three lines of defense were reported to the Aflac Japan Board of Directors. Further, under Global Group Governance, the voluntary review was conducted including a process check by Aflac Incorporated’s Audit & Risk Committee, which is comprised only of independent, outside directors, and the final report was made to the Aflac Japan Board of Directors. The results of the voluntary reviews were verified leveraging three lines of defense.

(2) Voluntary review results
We confirmed the functioning of the “framework to ensure robust internal controls for cancer insurance solicitation” by JPC and JPI.

Among the new policies reviewed (1,220,334 policies), there were 196,355 lapsed and reissued policies. The purpose of lapse and reissue is for customers to acquire the latest coverage amid the changing cancer treatment environment and diversifying needs for cancer insurance. Regarding cases of “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent,” the voluntary review identified 70 cases of lapsed and reissued policies for which the coverage of old and new policies were the same and were not aligned with customer intent (representing 0.006% of the new policies reviewed). Further, 3 cases are planned for confirmation directly by visiting face to face with the customers from October. There were also 65 cases for which customer intent could not be confirmed.

Although [the results] represent 0.006% of the new policies reviewed, Aflac Japan takes it seriously that there are any “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent.”

For cases identified in the voluntary review for which “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent,” Aflac Japan is taking good-faith measures to ensure our services are in line with customer intent, including potentially reinstating old policies.

The voluntary review results confirmed the functioning of the “framework to ensure robust internal controls for cancer insurance solicitation”; further, the percentage of “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent” represents 0.006% of the new policies reviewed. Accordingly, Aflac Japan understands that the voluntary review has confirmed the effectiveness of the “framework to ensure robust internal controls for cancer insurance solicitation” by JPC and JPI.

Nevertheless, regarding the cancer insurance solicitation by JPC and JPI, that 0.006% of the new policies reviewed are “lapsed and reissued policies that may have put customers at a disadvantage in a manner not aligned with customer intent” shows that our “framework to ensure robust internal controls for cancer insurance solicitation” has points that should be improved. Aflac Japan takes this seriously and will leverage our PDCA cycle under the “framework to ensure robust internal controls for cancer insurance solicitation” to further improve operations going forward, including, as circumstances may warrant, providing guidance to and / or stringent sanctions against solicitation personnel and, for example, implementing a process to monitor and confirm with customers cases of lapsed and reissued policies for which the coverage of old and new policies are the same.